UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, no par value	OCC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12B-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Signatures

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 29, 2022, Optical Cable Corporation (“OCC” or the “Company”) held its annual meeting of shareholders at its corporate headquarters, 5290 Concourse Drive, Roanoke, Virginia for the purposes of (1) electing five directors from the slate of directors nominated in accordance with OCC’s bylaws to serve until the next annual meeting of shareholders, (2) approving the First Amendment to the Optical Cable Corporation 2017 Stock Incentive Plan (“2017 Plan”) to reserve an additional 350,000 new Common Shares of the Company for issuance under the 2017 Plan, (3) ratifying the appointment of Brown, Edwards & Company, L.L.P. as the independent registered public accounting firm for OCC, and (4) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1. Election of Directors. Each of the following directors were elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The vote regarding such directors was as follows:

Directors	Common Share Votes For	Common Share Votes Withheld	Common Share Broker Non-Votes
Neil D. Wilkin, Jr.	3,550,039	1,181,405	974,039
Randall H. Frazier	3,339,545	1,391,899	974,039
John M. Holland	3,375,404	1,356,040	974,039
John A. Nygren	3,387,910	1,343,534	974,039
Craig H. Weber	3,521,996	1,209,448	974,039

2. Approval of the First Amendment (the “First Amendment”) to the Optical Cable Corporation 2017 Stock Incentive Plan (“2017 Plan”) to reserve an additional 350,000 Common Shares of the Company for issuance under the 2017 Plan. The First Amendment was approved and 350,000 Common Shares of the Company were reserved for issuance under the 2017 Plan. The vote regarding the approval and reservation was as follows:

Number of Common Share Votes For	4,075,630
Number of Common Share Votes Against	649,391
Number of Common Share Votes Abstain	6,423
Number of Common Share Broker Non-Votes	974,039

3. Ratification of Brown, Edwards & Company L.L.P. Brown, Edwards & Company, L.L.P. was ratified as the independent registered public accounting firm for OCC. The vote regarding the ratification was as follows:

Number of Common Share Votes For	5,666,608
Number of Common Share Votes Against	27,532
Number of Common Share Votes Abstain	11,343

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4. Approval, on a non-binding advisory basis, of the compensation to the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The vote regarding the approval was as follows:

Number of Common Share Votes For	4,122,077
Number of Common Share Votes Against	602,094
Number of Common Share Votes Abstain	7,273
Number of Common Share Broker Non-Votes	974,039

No other matters were voted upon at the annual meeting of shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: March 29, 2022

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